SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2006
Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578_
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742_
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan 48168
(Address of principal executive offices) (Zip Code)

(734) 737-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On April 25, 2006, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that the Company has reached a settlement with the Securities and Exchange Commission (the "SEC") resolving the SEC’s investigation, commenced in 2001, relating to certain financial reporting and accounting practices that occurred under the Company’s former management.

As previously reported, in 2002, the Company restated its consolidated financial statements filed with the SEC for fiscal years 1999 and 2000, and related quarterly periods, and for the fiscal quarter ended April 30, 2001. The restatement was the result of the Company’s failure to properly apply certain accounting standards generally accepted in the United States, and because certain accounting errors and irregularities in its financial statements were identified. The SEC has been conducting an investigation into the facts and circumstances giving rise to the restatements. The Company has been cooperating fully with the SEC in its investigation. As the Company previously reported on June 8, 2005, the SEC notified the Company that it intended to bring a civil enforcement action against the Company, but did not intend to seek monetary fines or penalties against the Company.

The SEC brought a civil enforcement action against the Company and certain of its former executives alleging violations of the securities laws and regulations in connection with these accounting practices. The Company has consented to the entry of a judgment (the "Judgment") against the Company to resolve these allegations. Pursuant to the Judgment, the Company will be enjoined from violating certain provisions of the securities laws and regulations but will not be subject to any monetary penalties or fines. The Company neither admitted nor denied the SEC's allegations.

Certain matters discussed herein constitute forward-looking statements which represent the Company's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond the Company's control. The Company does not undertake any duty to update such forward-looking statements. You are cautioned not to place undue reliance on the forward-looking statements contained in this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.

	By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: April 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.

	By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: April 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of the Company dated April 25, 2006.